UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

KEYON COMMUNICATIONS HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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KEYON COMMUNICATIONS HOLDINGS, INC.
11742 Stonegate Circle
Omaha, Nebraska 68164
(402) 998-4000

July 29, 2010

Dear Stockholder:

          You are cordially invited to attend the Annual Meeting of Stockholders of KeyOn Communications Holdings, Inc. to be held at 10:00 a.m., eastern time, on August 24, 2010 at the offices of Haynes and Boone, LLP, located at 1221 Avenue of the Americas, 26th Floor, New York, New York 10022.

          Please note that in order to gain admission to the site of our annual meeting, all attendees will need to present a photo identification card and have their name previously provided to building security. As such, in order to facilitate your attendance at the annual meeting, we strongly encourage you to advise Dani Jo Handell, Associate General Counsel, by email at djhandell@keyon.com or phone at (402) 998-4048 if you plan to attend the meeting prior to 5:00 p.m., eastern time, on August 23, 2010 so that we can timely provide your name to building security. In the event that you do not advise us ahead of time that you will be attending the annual meeting, we encourage you to arrive at the meeting no later than 8:30 a.m., eastern time, in order to ensure that you are able to pass through security prior to the start of the meeting.

          Your vote is very important, regardless of the number of shares of our voting securities that you own. Please note that starting this year, brokers cannot vote your shares in director elections without your voting instructions. Please submit your proxy or attend the meeting and vote in person so your vote will be counted.

          To vote your shares, you may use the enclosed proxy card or attend the meeting and vote in person. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting. On behalf of the Board of Directors, I urge you to complete, sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the meeting in person.

          Thank you for your support of our company. I look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Jonathan Snyder

Jonathan Snyder
Chief Executive Officer and President

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON AUGUST 24, 2010:

Our official Notice of Annual Meeting of Stockholders, Proxy Statement and
2010 Annual Report to Stockholders are available at:

https://materials.proxyvote.com/493312

KEYON COMMUNICATIONS HOLDINGS, INC.
11742 Stonegate Circle
Omaha, Nebraska 68164
(402) 998-4000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held August 24, 2010

          The 2010 Annual Meeting of Stockholders of KeyOn Communications Holdings, Inc., a Delaware corporation, will be held at 10:00 a.m., eastern time, on August 24, 2010 at the offices of Haynes and Boone, LLP, located at 1221 Avenue of the Americas, 26th Floor, New York, New York 10022. We will consider and act on the following items of business at the Annual Meeting:

(1)	Election of two directors to serve on our Board of Directors for which the following are nominees: Jonathan Snyder and A. Robert Handell.

(2)	Approval of the adoption of the KeyOn Communications Holdings, Inc. 2010 Incentive Stock and Awards Plan (the “Incentive Plan”).

(3)	Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

(4)	Such other business as may properly come before the Annual Meeting.

          Stockholders are referred to the Proxy Statement accompanying this notice for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Board of Directors recommends a vote FOR each of the two nominees for director named above, a vote FOR the approval of the adoption of our Incentive Plan and a vote FOR the ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

          The Board of Directors has fixed the close of business on July 16, 2010 as the record date (the “Record Date”). Only holders of record of shares of our common stock are entitled to receive notice of the Annual Meeting and to vote at the Annual Meeting or at any postponement(s) or adjournment(s) of the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at the office of the company during regular business hours for the 10 calendar days prior to and during the Annual Meeting.

          Please note that in order to gain admission to the site of our annual meeting, all attendees will need to present a photo identification card and have their name previously provided to building security. As such, in order to facilitate your attendance at the annual meeting, we strongly encourage you to advise Dani Jo Handell, Associate General Counsel, by email at djhandell@keyon.com or phone at (402) 998-4048 if you plan to attend the meeting prior to 5:00 p.m., eastern time, on August 23, 2010 so that we can timely provide your name to building security. In the event that you do not advise us ahead of time that you will be attending the annual meeting, we encourage you to arrive at the meeting no later than 8:30 a.m., eastern time, in order to ensure that you are able to pass through security prior to the start of the meeting.

          YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

          If your shares are registered in your name, even if you plan to attend the Annual Meeting or any postponement or adjournment of the Annual Meeting in person, we request that you complete, date, sign and mail the enclosed form of proxy in accordance with the instructions set out in the form of proxy and in the Proxy Statement to ensure that your shares will be represented at the Annual Meeting.

          If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

By Order of The Board of Directors,

/s/ A. Robert Handell

A. Robert Handell
Executive Vice President, Chief Operating Officer
and Secretary

July 29, 2010

KEYON COMMUNICATIONS HOLDINGS, INC.
11742 Stonegate Circle
Omaha, Nebraska 68164
(402) 998-4000

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held August 24, 2010

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” “the company,” or “KeyOn” refer to KeyOn Communications Holdings, Inc., a Delaware corporation, and its consolidated subsidiaries as a whole. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our voting securities, which consist of our common stock, par value $0.001 per share.

The accompanying proxy is solicited by the Board of Directors (the “Board of Directors”) on behalf of KeyOn Communications Holdings, Inc., a Delaware corporation, to be voted at the annual meeting of stockholders of the company (the “Annual Meeting”) to be held on August 24, 2010, at the time and place and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”) and at any adjournment(s) or postponement(s) of the Annual Meeting. This Proxy Statement and accompanying form of proxy are dated July 29, 2010 and are expected to be first sent or given to stockholders on or about July 30, 2010.

The executive offices of the company are located at, and the mailing address of the company is, 11742 Stonegate Circle, Omaha, Nebraska 68164.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE STOCKHOLDER MEETING TO BE HELD ON AUGUST 24, 2010:

Our official Notice of Annual Meeting of Stockholders, Proxy Statement and
2010 Annual Report to Stockholders are available at:

https://materials.proxyvote.com/493312

ABOUT THE ANNUAL MEETING

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a street name holder, you must obtain a proxy from your broker or nominee in order to vote your shares in person at the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the Securities and Exchange Commission (the “SEC”) require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice, including the following:

(1)	Election of two directors to serve on our Board of Directors for which the following are nominees: Jonathan Snyder and A. Robert Handell.

(2)	Approval of the adoption of our Incentive Plan.

(3)	Ratification of the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

(4)	Such other business as may properly come before the Annual Meeting.

Also, immediately following the vote on these matters, management will report on the company’s performance during the last fiscal year and respond to questions from stockholders.

What is “householding” and how does it affect me?

With respect to eligible stockholders who share a single address, we may send only one Proxy Statement to that address unless we received instructions to the contrary from any stockholder at that address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a stockholder of record residing at such address wishes to receive a separate Proxy Statement in the future, he or she may contact KeyOn Communications Holdings, Inc., 11742 Stonegate Circle, Omaha, Nebraska 68164, Attn: Investor Relations or by calling (402) 998-4000 and asking for Investor Relations. Eligible stockholders of record receiving multiple copies of our Proxy Statement can request householding by contacting us in the same manner. Stockholders who own shares through a bank, broker or other nominee can request householding by contacting the nominee.

We hereby undertake to deliver promptly, upon written or oral request, a copy of the Proxy Statement to a stockholder at a shared address to which a single copy of the document was delivered. Requests should be directed to Investor Relations at the address or phone number set forth above.

SEC rules permit companies to send you a notice that proxy information is available on the Internet, instead of mailing you a complete set of materials. In the future, the company may choose to distribute proxy information in this manner.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a proxy card for shares held in your name and a voting instruction card for shares held in street name. Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares are voted.

What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on July 16, 2010 (the “Record Date”). The Record Date is established by the Board of Directors as required by Delaware law. On the Record Date, 23,664,984 shares of common stock were issued and outstanding.

Who is entitled to vote at the Annual Meeting?

Holders of common stock at the close of business on the Record Date may vote at the Annual Meeting.

What are the voting rights of the stockholders?

Each holder of common stock is entitled to one vote per share of common stock on all matters to be acted upon at the Annual Meeting.

The presence, in person or by proxy, of the holders of a majority of the voting power of the issued and outstanding shares entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote at the Annual Meeting, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Empire Stock Transfer, Inc., our stock transfer agent, you are considered the stockholder of record with respect to those shares. The Proxy Statement and proxy card have been sent directly to you by us.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” The Proxy Statement and proxy card have been forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions they included in the mailing or by following their instructions for voting.

What is a broker non-vote?

A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. In the absence of specific instructions from you, due to recent regulatory changes, your broker does not have discretionary authority to vote your shares with respect to the election of directors to our Board of Directors (Proposal 1).

How do I vote my shares?

If you are a record holder, you may vote your voting securities at the Annual Meeting in person or by proxy. To vote in person, you must attend the Annual Meeting and obtain and submit a ballot. The ballot will be provided at the Annual Meeting. To vote by proxy, you must mark, sign, date and promptly return the enclosed proxy card in the postage-paid envelope.

The proxy card is fairly simple to complete, with specific instructions on the card. By completing and submitting it, you will direct the designated persons (known as a “proxy”) to vote your stock at the Annual Meeting in accordance with your instructions. The Board of Directors has appointed Jonathan Snyder, Chief Executive Officer and President, and Jason Lazar, Vice President of Corporate Development and General Counsel, to serve as the proxies for the Annual Meeting.

Your proxy card will be valid only if you sign, date and return it before the Annual Meeting. If you complete all of the proxy card except one or more of the voting instructions, then the designated proxies will vote your shares “FOR” each proposal as to which you provide no voting instructions. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you complete the voting instruction card except one or more of the voting instructions, then your broker may be unable to vote your shares with respect to the proposal as to which you provide no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares in person at the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee issued proxy. If you fail to bring a nominee-issued proxy to the Annual Meeting, you will not be able to vote your nominee-held shares in person at the Annual Meeting.

Who counts the votes?

All votes will be tabulated by Jason Lazar, Vice President of Corporate Development and General Counsel, the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

Can I vote my shares in person at the Annual Meeting?

Yes. If you are a stockholder of record, you may vote your shares at the meeting by completing a ballot at the Annual Meeting.

If you hold your shares in “street name,” you may vote your shares in person only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the shares.

Even if you currently plan to attend the Annual Meeting, we recommend that you also return your proxy card or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

What are my choices when voting?

In the election of directors (Proposal 1), stockholders may vote for all director nominees or may withhold their votes as to one or more director nominees. With respect to the adoption of our Incentive Plan (Proposal 2) and the ratification of the independent registered public accounting firm (Proposal 3), stockholders may vote for the proposal, against the proposal, or abstain from voting on the proposal.

What are the Board of Directors’ recommendations on how I should vote my shares?

The Board of Directors recommends that you vote your shares as follows:

Proposal 1—FOR the election of each nominee for director.

Proposal 2—FOR the approval of the adoption of the Incentive Plan.

Proposal 3—FOR the ratification of the independent registered public accounting firm.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy card that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

Proposal 1—FOR the election of each nominee for director.

Proposal 2—FOR the approval of the adoption of the Incentive Plan.

Proposal 3—FOR the ratification of the independent registered public accounting firm.

If you are a street name holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares. See “What is a broker non-vote?”

Can I change my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

•

Attending the Annual Meeting and voting in person. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares by ballot at the Annual Meeting to revoke your proxy.

•	Completing and submitting a new valid proxy bearing a later date.

•

Giving written notice of revocation to the company addressed to Dani Jo Handell, Associate General Counsel, at the company’s address above, which notice must be received before noon on August 23, 2010.

If you are a street name holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What percentage of the vote is required to approve each proposal?

Assuming the presence of a quorum, the two director nominees who receive the most votes from the holders of the shares of our voting securities for their election will be elected, i.e., the affirmative vote of the holders of a plurality of the shares of voting securities voting at the Annual Meeting is required for the election of the director nominees (Proposal 1).

Approval of the adoption of the Incentive Plan (Proposal 2) and the ratification of the independent registered public accounting firm (Proposal 3) will require the affirmative vote of the holders of a majority of the shares of our voting securities represented in person or by proxy at the Annual Meeting entitled to vote on such proposal and voted for or against such proposal.

How are abstentions and broker non-votes treated?

Abstentions are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Abstentions will have no effect upon the approval of the proposals presented in this Proxy Statement.

Broker non-votes are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting.

Recent regulatory changes were made to eliminate the ability of your bank or broker to vote your uninstructed shares in the election of directors on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors (Proposal 1), no votes will be cast on your behalf. In addition, broker non-votes will have no effect on the approval of the Incentive Plan (Proposal 2) or the ratification of the independent registered public accounting firm (Proposal 3).

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

Our Board of Directors is asking for your proxy and we will pay all of the costs of asking for stockholder proxies. We will reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of common stock and collecting voting instructions. We may use officers and employees of the company to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the mail, officers and employees of the company may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. These officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the common stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of common stock.

Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

Where can I find voting results?

The company expects to publish the voting results in a current report on Form 8-K, which it expects to file with the SEC within four business days following the Annual Meeting.

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the attached appendices and the documents we refer to in this Proxy Statement. If you have any questions, or need additional material, please feel free to contact Dani Jo Handell at (402) 998-4048.

CORPORATE GOVERNANCE

KeyOn Communications Holdings, Inc., with the oversight of the Board of Directors, operates within a comprehensive plan of corporate governance for the purpose of assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. The company regularly monitors developments in the area of corporate governance as promulgated by the SEC or other regulatory agencies.

We have adopted a written code of ethics and business conduct that is applicable to all our employees and, in particular, to our executive officers. A copy of the code of ethics and business conduct may be obtained from us without charge from our website at www.keyon.com or by writing to us at the following address: KeyOn Communications Holdings, Inc., 11742 Stonegate Circle, Omaha, Nebraska 68164, Attention: General Counsel.

Board Leadership Structure and Role in Risk Oversight

Mr. Snyder, who is our Chief Executive Officer and President, currently serves as the Chairman of the Board at meetings of our Board of Directors. On May 11, 2009, our independent directors resigned from the Board of Directors as a cost-saving measure for the company as disclosed in a Current Report on Form 8-K and as discussed below. At that time, Mr. Snyder was appointed to serve as the Chairman of the Board. He is suited to serve in this role as he brings company-specific and industry experience and expertise. At this time, the Board of Directors believes that the combined role of Chairman of the Board and Chief Executive Officer and President is appropriate as it promotes strategy development and execution and facilitates information flow between management and the Board of Directors, each of which is essential to effective governance. In the event we elect additional directors, we will consider whether Mr. Snyder will continue to serve as Chairman of the Board or whether we will appoint an independent director to serve in such role.

Our Board of Directors is primarily responsible for overseeing the company’s risk management processes. The Board of Directors receives reports from management concerning the company’s assessment of risks. The Board of Directors focuses on the most significant risks facing the company and the company’s general risk management strategy. While the Board of Directors oversees the company’s risk management, company management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our company.

Board Committee Meetings

The Board of Directors held nine meetings during the fiscal year ended December 31, 2009. During 2009, each director attended 75% or more of the aggregate of the meetings of the Board of Directors and the meetings held by all committees of the Board of Directors on which such director served. The Board of Directors strongly encourages that directors make a reasonable effort to attend our Annual Meeting of Stockholders.

Board Committees

The Audit, Compensation and Nominating and Corporate Governance committees were dissolved on May 11, 2009. Currently, the full Board of Directors performs the functions that would be provided by the Audit, Compensation and Nominating and Corporate Governance committees. The committees were dissolved because, pursuant to Article 3, Section 3.1 of our bylaws, we agreed to reduce the number of directors from seven to two as a result of our belief that compensation for the five independent directors at that time was unduly burdensome to the our stockholders. In the event that we increase the number of directors in the future, we intend to reinstate our committees as appropriate.

In selecting director nominees for recommendation to the Board of Directors, we consider the following factors:

•	the appropriate size and diversity of our Board of Directors;

•

our needs with respect to the particular knowledge, skills and experience of nominees, including experience in corporate finance, technology, telecommunications, business, administration and sales, in light of the prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board of Directors;

•	experience with accounting rules and practices, and whether such a person qualifies as an “audit committee financial expert” pursuant to SEC rules; and

•	balancing continuity of our Board of Directors with periodic injection of fresh perspectives provided by new directors.

Our Board of Directors believes that each director should have a basic understanding of the principal operational and financial objectives and plans and strategies of the company, the results of operations and financial condition of the company and the relative standing of the company in relation to our competitors.

In identifying director nominees, we will first evaluate the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service will be considered for re-nomination.

If any member of the Board of Directors does not wish to continue in service or the Board of Directors decides not to re-nominate a member for re-election, the Board of Directors will identify another nominee with the desired skills and experience described above. We take into consideration the overall composition and diversity of the Board of Directors and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, we will strive to assemble a Board of Directors that brings to us a variety of perspectives and skills derived from business and professional experience as it may deem are in our and our stockholders’ best interests. In doing so, the Board of Directors will also consider candidates with appropriate non-business backgrounds.

We consider all qualified candidates identified by other members of the Board of Directors, by senior management and by stockholders. We follow the same process and use the same criteria for evaluating candidates proposed by stockholders and members of senior management. We have not paid fees to any third party to assist in the process of identifying or evaluating director candidates during 2009.

Stockholders who would like to propose a director candidate for consideration by the committee may do so by submitting the candidate’s name, résumé and biographical information to the attention of Dani Jo Handell, Associate General Counsel, KeyOn Communications Holdings, Inc., 11742 Stonegate Circle, Omaha, Nebraska 68164. All proposals for nominations received by the Associate Counsel will be presented to the Board of Directors for its consideration. Our bylaws do not currently contain any advance notice, informational or other requirements with respect to stockholder proposals and director nominations by stockholders. For a detailed description of our Annual Meeting advance notice requirements and our stockholder nomination procedures, please see “Submission of Future Stockholder Proposals” below.

Messrs. Snyder and Handell are responsible for determining the compensation of the executive officers. To determine the current compensation of our executive officers, Messrs Snyder and Handell evaluated compensation packages for executive officers for companies of similar size and maturity, as well as for certain companies specifically within the telecommunications industry. The executive officer’s tenure with the company and past-performance were also considered. Although the company does not currently have independent directors, the compensation package previously offered to those independent directors was determined by relying on a third-party compensation consultant. The compensation consultant made a recommendation as to independent director compensation after evaluating the non-executive board compensation packages of similarly-sized companies, as well as companies within the telecommunications industry. At that time, the Compensation Committee adopted the recommendations of the compensation consultant with certain modifications at a scheduled meeting.

Director Independence

Although we are not currently listed on the NASDAQ Stock Market or any other exchange, we rely on the definition of independence established by NASDAQ rules. By unanimous written consent of the Board of Directors, which was effective May 11, 2009 and as disclosed on Form 8-K, the company’s independent directors resigned. At this time, our Board of Directors is not independent as defined by Nasdaq Marketplace Rule 4200-(a)(15).

Certain Related Transactions and Relationships

The Board of Directors has adopted a written policy for the review, approval or ratification of related party transactions. Our policy defines a related party transaction generally as a transaction or series of related transactions involving the company totaling the lesser of $120,000 or more or one percent of the average of our total assets at year end for the last two completed fiscal years and in which any of the following persons has a direct or indirect material interest: (a) our directors or nominees for director; (b) our executive officers; (c) persons owning five percent or more of our stock outstanding at the time of the transaction; or (d) the immediate family members of our directors, nominees for director, executive officers, or five percent stockholders. The Board of Directors has determined that certain interests and transactions are by their nature not material and are not subject to the policy.

The policy requires that the Audit Committee (or persons providing such functions) review and approve or ratify related party transactions with the assistance of our General Counsel or Corporate Secretary. In its review, the Board of Directors considers, among other factors: (a) the size of the transaction and the amount of consideration payable to or receivable by the related party; (b) the nature of the interest of the related party; and (c) whether the transaction may involve a conflict of interest.

On February 8, 2008, the company entered into a Business Loan Agreement and Promissory Note with Sun West Bank (“SWB”), pursuant to which SWB advanced the company $4,500,000 (the “SWB Loan”). In connection with the SWB Loan, each of Jerome Snyder, the company’s former chairman, Jonathan Snyder, the company’s current chairman, president and chief executive officer, and Barry Becker, a stockholder and former director (together, the “Guarantors”), executed guarantees (the “SWB Guarantees”) in favor of SWB, pursuant to which the Guarantors agreed to guarantee the full and punctual payment of all of the company’s obligations arising under the SWB Loan. In addition, on February 8, 2008, Dr. Steve Shearing entered into a Contribution and Indemnification Agreement with the Guarantors, pursuant to which Dr. Shearing agreed to indemnify the Guarantors under the SWB Guarantees for up to 25% of the first $3,000,000 that the company draws down upon under the SWB Loan.

As consideration for executing an SWB Guarantee, on February 13, 2008, the company issued Jerome Snyder (i) a five year warrant to purchase 208,128 shares of common stock at an exercise price of $4.00 per share, (ii) a five year warrant to purchase 69,375 shares of common stock at an exercise price of $6.00 per share and (iii) a five year warrant to purchase 69,375 shares of common stock at an exercise price of $8.00 per share.

As consideration for executing an SWB Guarantee, on February 13, 2008, the company issued Jonathan Snyder (i) a five year warrant to purchase 208,128 shares of common stock at an exercise price of $4.00 per share, (ii) a five year warrant to purchase 69,375 shares of common stock at an exercise price of $6.00 per share and (iii) a five year warrant to purchase 69,375 shares of common stock at an exercise price of $8.00 per share.

As consideration for executing an SWB Guarantee, on February 13, 2008, the company issued Barry Becker (i) a five year warrant to purchase 208,128 shares of common stock at an exercise price of $4.00 per share, (ii) a five year warrant to purchase 69,375 shares of common stock at an exercise price of $6.00 per share and (iii) a five year warrant to purchase 69,375 shares of common stock at an exercise price of $8.00 per share.

As consideration for his execution of the Contribution and Indemnification Agreement, on February 13, 2008, the company issued Dr. Shearing, a stockholder, (i) a five year warrant to purchase 125,625 shares of common stock at an exercise price of $4.00 per share, (ii) a five year warrant to purchase 41,875 shares of common stock at an exercise price of $6.00 per share and (iii) a five year warrant to purchase 41,875 shares of common stock at an exercise price of $8.00 per share.

On February 1, 2010, the company and an institutional investor (the “Buyer”) entered into a Note Purchase Agreement (the “Note Purchase Agreement”). On February 5, 2010, pursuant to the Note Purchase Agreement, the company issued the Buyer a secured convertible note for the principal sum of $15,000,000 (the “Note”) in exchange for proceeds of $15,000,000. A portion of the proceeds from the sale of the Note was used by the company to repay the SWB Loan in its entirety. In addition, in connection with the company issuing the Note to the Buyer, each of the Guarantors executed a guaranty on February 5, 2010 in favor of the Buyer (the “Buyer Guaranty”), pursuant to which the Guarantors agreed to, jointly and severally, guarantee the full and prompt payment when due of up to $4,050,000 of obligations of the company under the Note. This Buyer Guaranty will terminate upon the satisfaction (whether by repayment, conversion or otherwise and in each case in accordance with the terms and provisions of the Note) of obligations by the company having an aggregate amount of at least $4,050,000.

On July 1, 2008, in exchange for $100,000, the company issued Jonathan Snyder a promissory note in the principal amount of $103,093 (which included $3,093 of fees related to the transaction) that was due and payable upon the earlier of January 29, 2009 or a change of control and bore interest at the rate of 17% per annum (compounded monthly). Following its issuance, this note was amended in order to extend its maturity date to August 31, 2009 and to make it convertible into shares of common stock at a conversion price of $0.50 per share.

On August 21, 2008, in exchange for $100,000, the company issued Jonathan Snyder a promissory note in the principal amount of $103,093 (which included $3,093 of fees related to the transaction) that was due and payable upon the earlier of

January 29, 2009 or a change of control and bore interest at the rate of 17% per annum (compounded monthly). Following its issuance, this note was amended in order to extend its maturity date to August 31, 2009 and to make it convertible into shares of common stock at a conversion price of $0.50 per share.

On September 19, 2008, in exchange for $100,000, the company issued Jonathan Snyder a promissory note in the principal amount of $103,093 (which included $3,093 of fees related to the transaction) that was due and payable upon the earlier of January 29, 2009 or a change of control and bore interest at the rate of 17% per annum (compounded monthly). Following its issuance, this note was amended in order to extend its maturity date to August 31, 2009 and to make it convertible into shares of common stock at a conversion price of $0.50 per share.

On August 31, 2009, Jonathan Snyder converted each of the above notes, and all accrued and unpaid interest thereon ($368,943), into 737,887 shares of common stock.

On July 14, 2008, in exchange for $100,000, the company issued Jerome Snyder a promissory note in the principal amount of $103,093 (which included $3,093 of fees related to the transaction) that was due and payable on the earlier of January 29, 2009 or a change of control and bore interest at the rate of 17% per annum (compounded monthly). Following its issuance, this note was amended in order to extend its maturity date to August 31, 2009 and to make it convertible into shares of common stock at a conversion price of $0.50 per share. On August 31, 2009, Jerome Snyder converted this note, and all accrued and unpaid interest thereon ($124,526), into 249,052 shares of common stock

On July 14, 2008, in exchange for $33,000, the company issued Jason Lazar a promissory note in the principal amount of $34,021 (which included $1,021 of fees related to the transaction) that was due and payable upon the earlier of January 29, 2009 or a change of control and bore interest at the rate of 17% per annum (compounded monthly). Following its issuance, this note was amended in order to extend its maturity date to August 31, 2009 and to make it convertible into shares of common stock at a conversion price of $0.50 per share.

On July 30, 2008, in exchange for $25,000, the company issued an affiliate of Jason Lazar a promissory note in the principal amount of $25,773 (which included $773 of fees related to the transaction) that was due and payable upon the earlier of January 29, 2009 or a change of control and bore interest at the rate of 17% per annum (compounded monthly). Following its issuance, this note was amended in order to extend its maturity date to August 31, 2009 and to make it convertible into shares of common stock at a conversion price of $0.50 per share.

On August 31, 2009, Jason Lazar and his affiliate converted each of the above notes, and all accrued and unpaid interest thereon ($72,001), into 144,003 shares of common stock.

On March 4, 2009, in exchange for $50,000, the company issued Jerome Snyder (i) a secured convertible promissory note in the principal amount of $50,000 that was due and payable on September 30, 2009, bore interest at the rate of 17% per annum (compounded monthly) and was convertible into shares of common stock at a conversion price of $0.25 per share and (ii) a five year warrant to purchase 50,000 shares of common stock at an exercise price of $0.50 per share.

On March 27, 2009, in exchange for $50,000, the company issued Jerome Snyder (i) a secured convertible promissory note in the principal amount of $50,000 that was due and payable on September 30, 2009, bore interest at the rate of 17% per annum (compounded monthly) and was convertible into shares of common stock at a conversion price of $0.25 per share and (ii) a five year warrant to purchase 50,000 shares of common stock at an exercise price of $0.50 per share.

On September 29, 2009, Jerome Snyder converted each of the above notes, and all accrued and unpaid interest thereon ($109,884), into 220,944 shares of common stock.

Communications with the Board of Directors

The Board of Directors welcomes communication from our stockholders. Stockholders and other interested parties who wish to communicate with a member or members of our Board of Directors may do so by addressing correspondence to the board member or members, c/o Dani Jo Handell, Associate General Counsel, KeyOn Communications Holdings, Inc., 11742 Stonegate Circle, Omaha, Nebraska 68164. Our Associate General Counsel will review and forward correspondence to the appropriate person or persons.

Involvement in Certain Legal Proceedings

There are no legal proceedings to which any director, officer, nominee or principal stockholder, or any affiliate thereof, is a party adverse to us or has a material interest adverse to us, except as described below.

The company was previously involved in litigation as a third-party defendant in a lawsuit initially filed by a former wholesale partner against our existing wholesale partner. The company believed that the amount of exposure was nominal and further believed that the claim was specious based on the fact that a non-contract claim was asserted despite an existing contractual relationship. On or about March 15, 2010, the Defendant/Third-Party Plaintiff filed a Stipulation and Order for dismissal with prejudice of the company, releasing us from any and all claims, resulting in a successful termination of this matter.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of the company’s common stock as of July 22, 2010 by:

•	each person known by us to beneficially own more than 5% of our common stock;

•	each of our directors;

•	each of the named executive officers; and

•	all of our directors and executive officers as a group.

The percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned and each of the company’s beneficial owner’s address is c/o KeyOn Communications Holdings, Inc., 11742 Stonegate Circle, Omaha, Nebraska 68164. As of July 22, 2010, the company had 23,664,984 shares outstanding.

Name of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percentage Beneficially Owned(1)

The California Capital Limited Partnership	20,317,808	(2)	46.19%

Dynamic Broadband Corporation	2,034,347	(3)	8.60%

Jerome Snyder	2,052,365	(4)	8.48%

Liviakis Financial Communications, Inc.	2,000,000	(5)	8.45%

Jonathan Snyder	2,019,037	(6)	8.35%

A. Robert Handell	492,813	(7)	2.07%

Annette Eggert	123,423	(8)	*

All directors and executive officers as a group (5 persons)	3,224,952		13.07%

* Less than 1%.

(1)

Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assumes the exercise of all options, warrants and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of July 22, 2010. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days are deemed outstanding and held by the holder of such options or warrants for computing the percentage of outstanding common stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.

(2)

Includes (i) 20,000,000 shares of common stock issuable upon the conversion of 20,000,000 shares of Series Cal Cap Preferred Stock that are, in turn, issuable upon the conversion of a $15,000,000 promissory note held by The California Capital Limited Partnership and (ii) 317,808 shares of common stock that are issuable upon the conversion of 317,808 shares of Series Cal Cap Preferred Stock that are payable to The California Capital Limited Partnership for interest on such note through June 30, 2010. The address of The California Capital Limited Partnership is 10182 Culver Blvd., Culver City, CA 90232.

(3)	The address of Dynamic Broadband Corporation is c/o Corridor Management, LLC, 101 First Avenue, SE, PO Box 607, Cedar Rapids, IA 52406.

(4)

Includes 96,072 shares of common stock issuable upon the exercise of options; 446,875 shares of common stock issuable upon the exercise of warrants. The address of Jerome Snyder is 8628 Scarsdale Drive, Las Vegas, Nevada 89117.

(5)

Common stock issued for professional services rendered May 2009 through April 2010. The address of Liviakis Financial Communications, Inc. is 655 Redwood Highway, Suite #395, Mill Valley, California 94941.

(6)	Includes 178,125 shares of common stock issuable upon the exercise of options; 346,875 shares of common stock issuable upon the exercise of warrants.

(7)	Includes 143,750 shares of common stock issuable upon the exercise of options; 74,345 shares of common stock that are held jointly by A. Robert Handell and Dani Jo Handell, A. Robert Handell’s spouse.

(8)	Includes 123,423 shares of common stock issuable upon the exercise of options.

PROPOSAL 1: ELECTION OF DIRECTORS

The Board of Directors has nominated two directors for election at the Annual Meeting by the stockholders (the “Director Nominees”). The Board of Directors manages the company’s business and affairs, exercises all corporate powers, and establishes broad corporate policies. The bylaws currently provide that the Board of Directors will consist of such number of directors as may be determined from time to time by resolution of the Board of Directors. The Board of Directors has fixed the number of directors to be elected at the Annual Meeting at two.

To be elected as a director, each Director Nominee must receive a plurality of the votes cast by the stockholders entitled to vote for the election of directors. Cumulative voting is not permitted. Should any Director Nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board of Directors may nominate or designate. Each Director Nominee has expressed his or her intention to serve the entire term for which election is sought.

Directors and Nominees

The following table sets forth information regarding the Director Nominees. All directors hold office for one-year terms until the election and qualification of their successors.

Name	Age	Position

Jonathan Snyder	38	Chief Executive Officer, President and Director

A. Robert Handell	63	Executive Vice President, Chief Operating Officer, Secretary and Director

Jonathan Snyder, President, Chief Executive Officer and Director. Mr. Snyder has served as our president, chief executive officer and as a director since August 2007. Since December 2004, Mr. Snyder has been the president, chief executive officer and a director of KeyOn Communications, Inc., and since February 2002, he has served as the managing member of KeyOn Communications, LLC. From May 2001 through June 2005, Mr. Snyder served as chairman of Transistor 8 LLC, a Santa Monica, California-based IT services firm. From 1996 through 1999, Mr. Snyder was a member of Pacific Capital Group, Inc. From 1994 through 1996, Mr. Snyder was an investment banker at Bear, Stearns & Co. Inc. While at Pacific Capital Group, Inc., Mr. Snyder was a founding shareholder of and former management executive at Global Crossing Limited. Mr. Snyder is a graduate of the Wharton School of Business at the University of Pennsylvania and earned his MBA from the Anderson School at UCLA.

Mr. Snyder has had experience financing several large-scale telecommunications companies as a private equity investor and an investment banker. As a telecommunications banker at Bear Stearns, he participated in many financings for emerging growth telecommunications companies and helped to advise on several mergers and acquisitions transactions. Mr. Snyder joined Pacific Capital Group, Inc., a merchant bank, where he participated in the structuring and financing of Global Crossing and become a founding shareholder. He later held positions in the senior management team in sales and finance. Mr. Snyder’s knowledge of financial markets and acumen in structuring and negotiating transactions in the telecommunications industry as well as his previous management experience at a global telecommunications company and presently with us provides him with the breadth and uniqueness of skill-sets to serve on the Board of Directors.

A. Robert Handell, Executive Vice President, Chief Operating Officer, Secretary and Director. Mr. Handell has served as our executive vice president, chief operating officer, secretary and as a director since August 2007. Mr. Handell has served as a director of KeyOn Communications, Inc. since December 2004 and as chief operating officer since January 2007. From July 2002 through December 2006, Mr. Handell served as president and as a director of CalNevAr Ventures, Inc., an entity formed to provide operational consulting services to KeyOn Communications, LLC. From May 2000 through July 2002, Mr. Handell served as chief executive officer and president of BroadLink Communications Inc., a high-speed wireless data network operator headquartered in Santa Rosa, California. From April 1997 through April 2000, Mr. Handell served as president of Edison Source, an Edison International company. From January 1996 through June 1997, Mr. Handell served as president and chief executive officer of AccessLine Technologies Inc., a provider of personal number software and systems to telecommunications carriers. From July 1991 through December 1995, Mr. Handell served as executive vice president and chief operating officer of BellSouth MobileComm and from April 1987 through June 1991, Mr. Handell served as vice president of sales, marketing and customer service at Bell Atlantic Mobile Systems.

Mr. Handell has had over 40 years experience in leading the operations of several large organizations, including senior management roles at Bell South MobileComm, Bell Atlantic, Edison Source (a division of Edison International) and Xerox. Mr. Handell has in-depth experience in the operations of telecommunications companies across a broad range of areas, which provides him with a strong understanding of the general industry, its fundamentals and value drivers. For example, while at BellSouth MobileComm, after BellSouth, the parent company, purchased a nationwide paging license, Mr. Handell, as Chief Operating Officer, managed the build-out of the paging network overseeing a staff of over 1,250 people. Under Mr. Handell’s operations leadership, BellSouth MobileComm achieved over 2 million subscribers and was sold for over $1 billion. In addition, Mr. Handell was a Vice President for Bell Atlantic Mobile Systems (predecessor to Verizon) where he ran marketing, sales and customer service for the northeast region. Prior to serving as Chief Operating Officer for KeyOn, Mr. Handell was Chief Executive Officer of one the first wireless broadband companies in the country. Mr. Handell’s overall executive management experience and specific experience with telecommunications companies across cellular, paging, and wireless broadband make him particularly well-suited to serve on our Board of Directors.

There are no family relationships between any of our directors or executive officers.

Vote Required

The affirmative vote of the holders of a plurality of the shares of voting securities voting at the Annual Meeting is required for the election of the director nominees.

The Board of Directors recommends that you vote FOR each Director Nominee.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the annual and long-term compensation paid to Jonathan Snyder, our chief executive officer, A. Robert Handell, our executive vice president, chief operating officer and secretary and Annette Eggert, our Chief Financial Officer, whom the company jointly refers to as the “named executive officers.”

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards(1) ($)	All Other Compensation ($)	Total ($)

Jonathan Snyder	2009	127,083	—	110,025	—	237,108

President and Chief Executive Officer (principal executive officer)	2008	120,923	—	524,174	—	645,097

Annette Eggert	2009	125,159	—	114,347	—	239,506

Chief Financial Officer	2008	125,154	—	87,457	—	212,611

A. Robert Handell	2009	127,088	—	113,359	—	240,447

Executive Vice President and Chief Operating Officer	2008	120,923	—	55,264	—	176,187

(1)

Based upon the aggregate grant date fair value calculated in accordance with the Financial Accounting Standards Board Statement of Financial Accounting Standard No. 123R, Share Based Payment. For information regarding the company’s valuation of option awards, see “Critical Accounting Policies — Stock-Based Expense.”

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the outstanding equity awards to our named executive officers as of December 31, 2009:

	Option Awards

Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date

Jonathan Snyder	75,000	—	4.00	08/08/2017
		330,000	0.25	06/01/2019

Annette Eggert	78,072	42,814	2.48	06/01/2017
		80,650	0.25	06/01/2019

A. Robert Handell	37,500	—	4.00	08/08/2017
		340,000	0.25	06/01/2019

2007 Incentive Stock and Awards Plan

On August 9, 2007, our Board of Directors and stockholders adopted the 2007 Incentive Stock and Awards Plan. The purpose of the 2007 Incentive Stock and Awards Plan is to provide an incentive to attract and retain directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage a sense of proprietorship and to stimulate an active interest of such persons in our development and financial success. Under the 2007 Incentive Stock and Awards Plan, we are authorized to issue incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, non-qualified stock options, stock appreciation rights, performance shares, restricted stock and long term incentive awards. The 2007 Incentive Stock and Awards Plan is administered by our Board of Directors.

Director Compensation

On May 11, 2009, by unanimous action by written consent of the Board of Directors, pursuant to Article 3, Section 3.1 of our bylaws, we agreed to reduce the number of directors from seven to two. Concurrent and in furtherance of this decision, the following members of the Board of Directors tendered their resignation: Jerome Snyder, Mark Baker, Jeffrey Rice, Curt Anderson and Jason Horowitz. Since that time, only Jonathan Snyder and A. Robert Handell remained on the Board of Directors.

This decision was initially discussed at a meeting of the our Board of Directors on April 27, 2009. The resigning directors expressed continued support of the company and reaffirmed their confidence in management. However, the Board of Directors determined that as a result of the then existing price per share of our common stock, the non-executive members of the Board of Directors compensation was unduly burdensome to our stockholders. Our then existing director compensation plan provided equity compensation in the form of stock options to the non-executive members of the Board of Directors in exchange for their service. In light of our low price per share, the Black-Scholes calculation used to determine their compensation on a quarterly basis, resulted in a disproportionate number of options granted to the Board of Directors relative to the number of outstanding shares and as a result was overly dilutive to our then existing equity holders for an indeterminate amount of time.

Pursuant to our bylaws, we reserve the right to further expand the number of directors to the extent the compensation offered to those directors is not disproportionate to the number of shares outstanding.

AUDIT COMMITTEE MATTERS

Report of the Board of Directors Acting as the Audit Committee

As previously noted in this Proxy Statement, KeyOn does not have a separately-designated standing audit committee of the Board of Directors, and the entire Board of Directors performs any functions that would otherwise be performed by a separately-designated standing audit committee. Our Board of Directors has not adopted a written charter with respect to the Board of Directors’ performance of audit committee type functions.

The general function performed by the Board of Directors in its role as an audit committee is to oversee the quality and integrity of the accounting, auditing and financial reporting practices of the company. The Board of Directors’ role in performing the functions of an audit committee includes overseeing the audit of our financial statements and the performance of our internal accounting and financial reporting and internal auditing processes, and discussing with management our processes to manage business and financial risk. The role of the Board of Directors in performing the functions of an audit committee also includes the appointment, compensation, retention and oversight of the independent auditor engaged to prepare and issue audit reports on our financial statements.

The Board of Directors relies on the expertise and knowledge of management and our independent auditor in carrying out its oversight responsibilities. For example, management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles, internal control over financial reporting, and disclosure controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Management is also responsible for objectively reviewing and evaluating the adequacy, effectiveness and quality of our system of internal control. Our independent auditor, Marcum LLP, is responsible for performing an independent audit of the financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.

The Board of Directors has reviewed and discussed the company’s audited financial statements and related footnotes for the year ended December 31, 2009, and the independent auditor’s report on those financial statements, with management and with our previous independent auditor, L.L. Bradford & Company, LLC (“LLB”). The Board of Directors has also discussed with LLB the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Board of Directors has also received the written disclosures and the letter from LLB required by applicable requirements of the Public Company Accounting Oversight Board regarding LLB’s communications with the Board of Directors concerning independence, and has discussed with LLB that firm’s independence.

Based on the review and the discussions referred to in the preceding paragraph, the Board of Directors determined that the company’s audited financial statements be included in the company’s Annual Report on Form 10-K for the year ended December 31, 2009 for filing with the Securities and Exchange Commission.

The Board of Directors:

Jonathan Snyder and A. Robert Handell

The Report of the Board of Directors Acting as the Audit Committee set forth in this Proxy Statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the company specifically incorporates this information by reference.

PROPOSAL 2: APPROVAL OF THE ADOPTION OF OUR INCENTIVE PLAN

The Board of Directors has adopted, subject to stockholder approval, the KeyOn Communications Holdings, Inc. 2010 Incentive Stock and Awards Plan (the “Incentive Plan”). The Incentive Plan is intended to (i) attract and retain outstanding individuals to serve as officers, directors, employees and consultants and (ii) increase stockholder value. The Incentive Plan will provide participants with incentives to increase stockholder value by offering the opportunity to acquire shares of our common stock, receive monetary payments based on the value of such common stock, or receive other incentive compensation, on the potentially favorable terms that the Incentive Plan provides. The Incentive Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units, and cash incentive awards which may be granted singly, in combination, or in tandem. The Board of Directors recommends that the stockholders vote “FOR” the approval of the Incentive Plan.

The principal features of the Incentive Plan are summarized below. The following summary of the Incentive Plan does not purport to be complete, and is subject to and qualified in its entirety by reference to the complete text of the Incentive Plan, which has been filed as Appendix A to this proxy statement.

Summary of the Incentive Plan Terms

Effective Date and Expiration. The Incentive Plan became effective on July 15, 2010, subject to and conditioned upon stockholder approval of the Incentive Plan, and will terminate when all shares of common stock reserved for issuance have been issued, unless sooner terminated by the Board of Directors.

Share Authorization; Limitations. Subject to certain adjustments, the maximum number of shares of the company’s common stock that may be delivered pursuant to awards under the Incentive Plan is 5,000,000 shares, 100% of which may be delivered pursuant to incentive stock options. If an award lapses, expires, terminates or is cancelled without the issuance of shares under the award, or if shares are forfeited under an award, or if shares are issued under any award and the company subsequently reacquires them pursuant to rights reserved upon the issuance of the shares, or if previously owned shares are delivered to the company in payment of the exercise price of an award, then such shares may again be used for new awards under the Incentive Plan; provided, however, such shares may not be issued pursuant to incentive stock options.

Subject to certain adjustments, no officer of the company subject to Section 16 of the Exchange Act or a “covered employee” as defined in Section 162(m)(3) of the Code may be granted awards that could result in such individual:

•	receiving stock options for, and/or stock appreciation rights with respect to, more than 1,000,000 shares during any fiscal year of the company;

•	receiving awards of restricted stock and/or restricted stock units relating to more than 750,000 shares during any fiscal year of the company;

•

receiving awards of performance shares, and/or awards of performance units the value of which is based on the fair market value of shares, for more than 750,000 shares during any fiscal year of the company;

•	receiving awards of performance units the value of which is not based on the fair market value of shares, for more than $3,000,000 during any fiscal year of the company;

•	receiving an annual cash incentive award in any single fiscal year of the company of more than $4,000,000; or

•	receiving a long-term cash incentive award in any single fiscal year of the company of more than $4,000,000.

Administration. The Incentive Plan is to be administered by the Compensation Committee if such committee exists, or such other committee of the Board of Directors as it may designate (the “Committee”). The Committee has the authority to (i) interpret the Incentive Plan; (ii) prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Incentive Plan; (iii) correct any defect, supply any omission, or reconcile any inconsistency in any award or agreement covering an award in the manner and to the extent it deems desirable to carry the Incentive Plan or such award into effect; (iv) designate the persons eligible to participate in the Incentive Plan; and (v) make such other determinations and take such other action as it deems necessary or advisable in the administration of the Incentive Plan. The Board of Directors or the Committee may delegate to officers of the company the authority to perform specified administrative functions under the Incentive Plan. Any actions taken by any officers of the company pursuant to such written delegation of authority will be deemed to have been taken by the Board of Directors or Committee. Any interpretation, determination, or other action made or taken by the Committee will be final, binding, and conclusive on all interested parties.

Eligibility and Granting of Awards. The Incentive Plan authorizes the granting of awards to officers, directors, employees, consultants, and other persons who provide services to the company and its affiliates. However, only employees of the company and its affiliates that are corporations are eligible to receive incentive stock options. The Committee, upon its own action, may grant, but shall not be required to grant, an award to any service provider to the company or an affiliate. Awards may be granted by the Committee at any time and from time to time to new participants, or to then participants, or to a greater or lesser number of participants, and may include or exclude previous participants, as the Committee shall determine. Awards granted at different times need not contain similar provisions. The Committee’s determinations (including without limitation determinations of which individuals, if any, are to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards and the agreements evidencing same) need not be uniform and may be made by it selectively among participants who receive, or are eligible to receive, awards under the Incentive Plan.

As of July 22, 2010, there were approximately 72 officers, directors, employees and consultants eligible to receive awards under the Incentive Plan.

Stock Options. The Committee is authorized to grant nonqualified stock options and incentive stock options (“ISOs”) qualifying under Section 422 of the Code. The exercise price per share subject to an option is determined by the Committee; provided, however, the per share exercise price of an option cannot be less than 100% of the fair market value of a share of common stock on the date of grant. If an ISO is granted to a participant who owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the company (or any majority-owned subsidiary), the per share exercise price of the ISO must be at least 110% of the fair market value of a share of common stock on the date of grant. The Committee will determine the terms of each option at the time of the grant, including without limitation the methods by or forms in which shares of common stock will be delivered to participants. The maximum term of each option, the times at which each option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the Committee, except that the Committee may not grant options with a term exceeding 10 years. The Committee may grant options subject to certain restrictions such as vesting pursuant to an award agreement.

Stock Appreciation Rights. The Committee is authorized to grant stock appreciation rights (“SARs”) as a stand alone award (“freestanding SARs”) or in conjunction with options granted under the Incentive Plan (“tandem SARs”). SARs entitle a participant to receive an amount equal to the excess of the fair market value of a share of common stock on the date of exercise over the grant price of the SAR. Tandem SARs require the participant, upon exercise, to surrender the related stock option with respect to the number of shares as to which the SAR is exercised. The grant price of a SAR is determined by the Committee; provided, however, the grant price of a SAR cannot be less than 100% of the fair market value of a share of common stock on the date of grant. The Committee will determine the terms of each SAR at the time of the grant, including without limitation, the methods by or forms in which shares of common stock will be delivered to participants. The maximum term of each SAR, the times at which each SAR will be exercisable, and provisions requiring forfeiture of unexercised SARs at or following termination of employment or service generally are fixed by the Committee, except that no SAR may have a term exceeding ten (10) years.

Restricted Stock and Restricted Stock Units. The Committee is authorized to grant restricted stock and restricted stock units. Restricted stock consists of shares of common stock that may not be sold, transferred, pledged, hypothecated, encumbered or otherwise disposed of, and that may be forfeited in the event of certain terminations of employment or service, prior to the end of a restricted period specified by the Committee. Restricted stock units are the right to receive shares of common stock or cash at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee, which include substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made, the number of shares or units to be granted, the price to be paid, if any, the time or times within which the shares covered by such grants will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with the company, the passage of time or other restrictions or conditions.

Performance Shares and Performance Units. The Committee is authorized to grant performance awards under the Incentive Plan, including performance shares and performance units, on which the right of a participant to receive a grant or settlement of an award, and the timing of the grant or settlement, may be subject to such performance conditions as may be specified by the Committee. Subject to the requirements of the Incentive Plan, the Committee will determine the performance award terms, including the required performance goals, the achievement of performance goals, the corresponding amounts payable upon achievement of such performance goals, any termination and forfeiture provisions, the form of settlement, and all other terms and conditions of the awards.

Cash Incentive Awards. The Committee is authorized to grant cash incentive awards, including annual incentive awards and long-term incentive awards, with performance periods of one fiscal year or more than one fiscal year, respectively. The Committee will determine the eligible participants to whom and the time or times at which grants of incentive awards will be made, the amount of the award, the performance goals to which such awards will be subject, the achievement of such performance goals, the timing of the payment, any termination and forfeiture provisions, and all other terms and conditions of the awards.

Performance Goals. Awards of restricted stock, restricted stock units, performance shares, performance units, and cash incentive awards under the Incentive Plan may be made subject to the attainment of performance goals relating to one or more business criteria which, where applicable, shall be within the meaning of Section 162(m) of the Code and consist of one or more or any combination of the following criteria: net sales; cost of sales; gross income; operating income; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; income from continuing operations; net income; basic earnings per share; diluted earnings per share; price per share; cash flow; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; ratio of debt to debt plus equity; return on stockholder equity; return on invested capital; return on average total capital employed; return on net assets employed before interest and taxes; operating working capital; average accounts receivable (calculated by taking the average of accounts receivable at the end of each month); average inventories (calculated by taking the average of inventories at the end of each month); economic value added; and customer satisfaction. As to each performance goal, the relevant measurement of performance shall be computed in accordance with generally accepted accounting principles, if applicable, but, unless otherwise determined by the Committee, will exclude the effects of (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, or (iv) the effect of a merger or acquisition, that in each case the Company identifies in its audited financial statements, including footnotes, or the Management’s Discussion and Analysis section of our annual report. In the case of awards that the Committee determines will not be considered “performance-based compensation” under Section 162(m) of the Code, the Committee may establish other performance goals.

Vesting, Forfeiture, Assignment. The Committee, in its sole discretion, may determine that an award will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Incentive Plan.

The Committee may impose on any award at the time of grant or thereafter, such additional terms and conditions as the Committee determines, including terms requiring forfeiture of awards in the event of a participant’s termination of service. The Committee will specify the circumstances on which performance awards may be forfeited in the event of a termination of service by a participant prior to the end of a performance period or settlement of awards.

Awards granted under the Incentive Plan generally are not assignable or transferable except by will or by the laws of descent and distribution, except that the Committee may, in its discretion and pursuant to the terms of an award agreement, permit transfers of awards and other rights (other than ISOs and tandem SARs granted in connection with ISOs) during the lifetime of the participant in accordance with the Incentive Plan and as provided in the applicable award agreement.

Amendment or Discontinuance. The Board of Directors may at any time and from time to time, alter, amend, revise, suspend, or discontinue the Incentive Plan in whole or in part; provided, however, that no amendment which requires stockholder approval in order for the Incentive Plan and awards under the Incentive Plan to continue to comply with tax and securities law requirements, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the company entitled to vote thereon. The Committee may modify, amend, or cancel any award, or waive any restrictions or conditions applicable to any award or the exercise of the award, provided that any modification or amendment that materially diminishes the rights of the participant, or the cancellation of the award, shall be effective only if agreed to by the participant or any other person that may have an interest in the award. However, the Committee does not need to obtain the participant’s consent for certain adjustments and cancellations made in accordance with the terms of the Incentive Plan, the modification of an award to the extent necessary to comply with applicable law or the requirements of any securities exchange or market on which shares of our common stock is then listed, or to preserve favorable accounting treatment of any award for the company.

Change of Control. If a participant has in effect an employment, retention, change of control, severance or similar agreement with the company or any affiliate that discusses the effect of a change of control on the participant’s awards, then such agreement will control. However, in all other cases, unless provided otherwise in an award agreement, in the event of a “Change of Control” (as defined in the Incentive Plan), the following shall apply.

The successor or purchaser in the Change of Control transaction may assume an award or provide a substitute award with similar terms and conditions, and preserving the same benefits, as the award it is replacing. In such event, if the participant is terminated from employment or service on or within one year following the date of the Change of Control for any reason other than for “cause”, then: (1) each stock option or SAR shall become immediately and fully vested as of the date of such termination; (2) restricted stock and restricted stock units that are not then vested shall vest upon the date of such termination; (3) performance shares and performance units for which the performance period has not expired shall be deemed earned for a cash payment equal to the product of the value of the performance share and/or performance unit and a fraction, the numerator of which is the number of whole months that have elapsed from the beginning of the performance period to which the award is subject to the date of such termination and the denominator of which is the number of whole months in the performance period; (4) each holder of a performance share or performance unit that has been earned but not yet paid shall receive an amount of cash equal to the value of the performance share and/or performance unit; and (5) all cash incentive awards that are earned but not yet paid shall be paid, and all cash incentive awards that are not yet earned shall be deemed to have been earned pro rata, as if the performance goals are attained as of the effective date of such termination.

If the successor or purchaser in the Change of Control transaction does not assume the awards or issue replacement awards, then the Board of Directors may accelerate the vesting of all or any portion of an award effective on the Change of Control, and/or may provide that all awards that have not been exercised, paid, vested, earned or otherwise realized, as the case may be, as of the date of the Change of Control shall be cancelled without payment thereof.

Federal Income Tax Consequences of Awards

The following is a brief summary of certain federal income tax consequences relating to the awards under the Incentive Plan. This summary does not purport to address all aspects of federal income taxation and does not describe state, local or foreign tax consequences. This discussion is based upon provisions of the Code and the treasury regulations issued thereunder, and judicial and administrative interpretations under the Code and treasury regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20% penalty tax. Certain performance awards, stock options, stock appreciation rights, restricted stock units and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options. A participant will not recognize income at the time an ISO is granted. When a participant exercises an ISO, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the common stock with respect to which the participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the common stock over $100,000 will be treated as nonqualified stock options, and not ISOs, for federal tax purposes, and the participant will recognize income as if the ISOs were nonqualified stock options. In addition to the foregoing, if the fair market value of the common stock received upon exercise of an ISO exceeds the exercise price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any common stock acquired by exercise of an ISO will depend upon whether the participant disposes of such common stock prior to two years after the date the ISO was granted or one year after the common stock was transferred to the participant (referred to as the “Required Holding Period”). If a participant disposes of any common stock acquired by exercise of an ISO after the expiration of the Required Holding Period, any amount received in excess of the participant’s tax basis for such stock will be treated as short-term or long-term capital gain, depending upon how long the participant has held the stock. If the amount received is less than the participant’s tax basis for such stock, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the stock.

If the participant disposes of any common stock acquired by exercise of an ISO prior to the expiration of the Required Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the common stock is greater than the fair market value of the common stock on the exercise date, then the difference between the ISO’s exercise price and the fair market value of the common stock at the time of exercise will be treated as ordinary income for the tax year in which the “disqualifying disposition” occurs. The participant’s basis in the common stock will be increased by an amount equal to the amount treated as ordinary income due to such “disqualifying disposition.” In addition, the amount received in such “disqualifying disposition” over the participant’s increased basis in the common stock will be treated as capital gain. However, if the price received for the common stock acquired by exercise of an ISO is less than the fair market value of the common stock on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the “disqualifying disposition” over the basis of the common stock.

Nonqualified Stock Options. A participant generally will not recognize income at the time a nonqualified stock option is granted. When a participant exercises a nonqualified stock option, the difference between the exercise price and the fair market value of the common stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for common stock acquired under a nonqualified stock option will be equal to the exercise price paid for such common stock, plus any amounts included in the participant’s income as compensation. When a participant disposes of common stock acquired by exercise of a nonqualified stock option, any amount received in excess of the participant’s tax basis for such stock will be treated as short-term or long-term capital gain, depending upon how long the participant has held the common stock. If the amount received is less than the participant’s tax basis for such stock, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the stock.

Special Rule if Exercise Price is Paid for in Common Stock. If a participant pays the exercise price of a nonqualified stock option with previously-owned shares of our common stock and the transaction is not a disqualifying disposition of common stock previously acquired under an ISO, the shares of common stock received equal to the number of shares of common stock surrendered is treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for the common stock received will be equal to the participant’s tax basis and holding period for the common stock surrendered. The number of shares common stock received in excess of the number of shares of common stock surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of such shares’ fair market value. The participant’s tax basis in such common stock will be equal to its fair market value on the date of exercise, and the participant’s holding period for such stock will begin on the date of exercise.

If the use of previously acquired shares of common stock to pay the exercise price of a nonqualified stock option constitutes a disqualifying disposition of common stock previously acquired under an ISO, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the common stock surrendered, determined at the time such common stock was originally acquired on exercise of the ISO, over the aggregate exercise price paid for such common stock. As discussed above, a disqualifying disposition of common stock previously acquired under an ISO occurs when the participant disposes of such stock before the end of the Required Holding Period. The other tax results from paying the exercise price with previously-owned stock are as described above, except that the participant’s tax basis in the common stock that is treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock and Performance Shares. A participant who receives restricted stock and/or performance shares generally will recognize as ordinary income the excess, if any, of the fair market value of the common stock at such time as the stock is no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such common stock. However, a participant who receives a stock award may make an election under Section 83(b) of the Code within thirty (30) days of the date of transfer of the stock award to recognize ordinary income on the date of transfer of the stock award equal to the excess of the fair market value of the common stock subject to the stock award (determined without regard to the restrictions on such common stock) over the purchase price, if any, of such stock. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to the common stock subject to the stock award. At the time of sale of such stock, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending on the holding period. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income.

Stock Appreciation Rights. Generally, a participant who receives SARs will not recognize taxable income at the time the SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a recipient receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price, if any, will be taxed as ordinary income to the recipient at the time it is received. In general, there will be no federal income tax deduction allowed to us upon the grant or termination of SARs. However, upon the exercise of a SAR, we will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

Restricted Stock Units, Performance Units, and Cash Incentive Awards. In the case of an award of restricted stock units, performance units, or cash incentive awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code. In that taxable year, we will receive a federal income tax deduction in an amount equal to the ordinary income which the participant has recognized.

Federal Tax Withholding. Any ordinary income realized by a participant upon the exercise or settlement of an award under the Incentive Plan is subject to withholding of federal, state and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy federal income tax withholding requirements, we will have the right to require that, as a condition to delivery of any shares of common stock, the participant remit to us an amount sufficient to satisfy the withholding requirements. Alternatively, we may withhold a portion of the common stock (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations. Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in any common stock. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied to employees by January 31 of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to Us. To the extent that a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters. We may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either our principal executive officer or an individual who is among the three highest compensated officers for the taxable year (other than the principal executive officer or the principal financial officer). The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation. If an individual’s rights under the Incentive Plan are accelerated as a result of a “change in control” and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income tax) payable by the individual on the value of such accelerated rights, and (ii) the loss by us of a compensation deduction.

New Plan Benefits

We cannot currently determine the benefits or number of shares that may be subject to awards granted in the future to eligible participants under the Incentive Plan because the grant of such awards and the terms of such awards are to be determined in the sole discretion of the Committee.

The market value of our common stock was $0.50 per share based on the closing price of our common stock on July 22, 2010.

Vote Required

The affirmative vote of the holders of a majority of shares present or represented at the annual meeting and entitled to vote is required for the approval of the adoption of the Incentive Plan.

The Board of Directors recommends a vote FOR approval of the adoption of the Incentive Plan.

PROPOSAL 3: RATIFICATION OF APPOINTMENT OF MARCUM LLP AS OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board of Directors has appointed Marcum LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2010, subject to stockholder ratification. Effective as of June 11, 2010, we dismissed L.L. Bradford & Company, LLC (“LLB”) as our independent registered public accounting firm. The decision to dismiss LLB was approved by our Board of Directors on May 17, 2010. LLB’s reports with respect to our financial statements for the fiscal years ended December 31, 2008 and 2009 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that LLB’s report for the fiscal year ended December 31, 2008 included an explanatory paragraph in which LLB expressed substantial doubt about our ability to continue as a going concern. During our fiscal years ended December 31, 2008 and 2009 and through June 11, 2010, there were no disagreements with LLB on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of LLB, would have caused LLB to make reference thereto in its reports on the financial statements for such periods. There have been no reportable events, as defined by Item 304(a)(1)(v) of Regulation S-K, during the fiscal years ended December 31, 2008 and 2009 and through June 11, 2010.

We made the contents of this Proxy Statement available to LLB and requested LLB to furnish a letter addressed to the SEC as to whether LLB agrees or disagrees with, or wishes to clarify our expression of, our views, or containing any additional information. A copy of LLB’s letter to the SEC is included as Exhibit 16.1 to this Proxy Statement.

Audit Fees

LLB billed the company audit fees in the aggregate amount of $87,500 in the year ended December 31, 2009 and $87,779 in the year ended December 31, 2008. These fees relate to the audit of our annual financial statements and the review of our interim quarterly financial statements.

Audit-Related Fees

LLB billed the company audit-related fees in the aggregate amount of $850 in the year ended December 31, 2009 and $1,600 in the year ended December 31, 2008. These fees relate primarily to the auditors review of our registration statements and related consents, audit of acquired companies or assets and audit related consulting.

Tax Fees

LLB billed the company tax fees in the aggregate amount of $10,000 in the year ended December 31, 2009 and $10,000 in the year ended December 31, 2008.

All Other Fees

No fees of this sort were billed by LLB during the year ended December 31, 2009 or December 31, 2008.

Approval of Independent Registered Public Accounting Firm Services and Fees

Under the Board of Directors’ pre-approval policies and procedures, the Board of Directors is required to pre-approve the audit and non-audit services performed by our independent registered public accounting firm. On an annual basis, the Board of Directors pre-approves a list of services that may be provided by the independent registered public accounting firm without obtaining specific pre-approval from the Board of Directors. In addition, the Board of Directors sets pre-approved fee levels for each of the listed services. Any type of service that is not included on the list of pre-approved services must be specifically approved by the Board of Directors or its designee. Any proposed service that is included on the list of pre-approved services but will cause the pre-approved fee level to be exceeded will also require specific pre-approval by the Board of Directors or its designee.

The Board of Directors has delegated pre-approval authority to Annette Eggert, Chief Financial Officer and any pre-approved actions by Annette Eggert as designee are reported to the Board of Directors for approval at its next scheduled meeting.

All of the services rendered by LLB in 2009 were pre-approved by the Board of Directors.

Representatives of Marcum LLP will be present at the annual meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions. The Board of Directors requests that stockholders ratify the appointment by the Board of Directors of Marcum LLP as the independent registered public accounting firm to conduct the audit of our financial statements for the fiscal year ending December 31, 2010. In the event that the stockholders fail to ratify the selection, the Board of Directors will reconsider whether or not to continue to retain that firm. Even if the selection is ratified, the Board of Directors, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the fiscal year if the Board of Directors determines that such a change could be in the best interest of our stockholders.

Vote Required

The affirmative vote of the holders of a majority of shares present or represented at the annual meeting and entitled to vote is required to adopt the proposal to ratify the appointment of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2010.

The Board of Directors recommends a vote FOR the ratification of the appointment of Marcum LLP.

OTHER BUSINESS

The Board of Directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Pursuant to rules of the SEC, a stockholder who intends to present a proposal at our next annual meeting of stockholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal in writing to the attention of the Associate Counsel of KeyOn Communications Holdings, Inc., 11742 Stonegate Circle, Omaha, Nebraska 68164. The proposal must be received no later than April 1, 2011, upon which date such stockholder proposal will be considered untimely.

A copy of KeyOn Communications Holdings, Inc. 2009 Annual Report on Form 10-K is available without charge (except for exhibits, which are available upon payment of a reasonable fee) upon written request to KeyOn Communications Holdings, Inc., 11742 Stonegate Circle, Omaha, Nebraska 68164.

ANNUAL MEETING OF STOCKHOLDERS
of
KEYON COMMUNICATIONS HOLDINGS, INC.

August 24, 2010

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement and proxy card
are available at https://materials.proxyvote.com/493312

Please sign, date and mail your proxy card
in the envelope provided as soon as possible.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOX BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

1.	PROPOSAL 1:	To elect the two nominees listed in the Proxy Statement to the company’s Board of Directors.

NOMINEES:
☐	FOR ALL NOMINEES	O	Jonathan Snyder

		O	A. Robert Handell
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES
☐	FOR ALL EXCEPT (See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold, as shown here: ●

2.	PROPOSAL 2:	Approval of the adoption of the KeyOn Communications Holdings, Inc. 2010 Incentive Stock and Awards Plan

FOR	AGAINST	ABSTAIN

☐	☐	☐

3.	PROPOSAL 3:	Ratification of the appointment of Marcum LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.

FOR	AGAINST	ABSTAIN

☐	☐	☐

4.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournments or postponements thereof.

          THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (I) “FOR” ALL THE NOMINEES FOR DIRECTOR, (II) FOR THE APPROVAL OF THE ADOPTION OF THE KEYON COMMUNICATIONS HOLDINGS, INC. 2010 INCENTIVE STOCK AND AWARDS PLAN, (III) FOR THE RATIFICATION OF THE APPOINTMENT OF MARCUM LLP AS THE ’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, AND (IV) IN THE DISCRETION OF THE PROXY, ON ANY OTHER BUSINESS THAT PROPERLY COMES BEFORE THE MEETING.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR THE ANNUAL MEETING ON AUGUST 24, 2010

          The undersigned hereby constitutes and appoints Jonathan Snyder and Jason Lazar, and each of them, his true and lawful agents and proxies with full power of substitution in each, to represent and to vote, as designated on this proxy card, all of the shares of common stock of KeyOn Communications Holdings, Inc. held of record by the undersigned on July 16, 2010, at the Annual Meeting of Stockholders to be held at the offices of Haynes and Boone, LLP, located at 1221 Avenue of the Americas, 26th Floor, New York, New York 10022, on Tuesday, August 24, 2010, and at any adjournments or postponements thereof, on all matters coming before said meeting, and especially to vote on the items of business specified on this proxy card, as more fully described in the notice of the meeting dated July 29, 2010 and the proxy statement accompanying such notice. The undersigned hereby revokes any proxy or proxies previously given to represent or vote such common stock and hereby ratifies and confirms all actions that said proxy, his substitutes, or any of them, may lawfully take in accordance with the terms hereof.

Signature of Stockholder	Signature of Stockholder

Date:	Date:

Name shares held in (please print)

Note:

Please sign exactly as your name or names appear in the company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records.

Appendix A

KEYON COMMUNICATIONS HOLDINGS, INC.

2010 INCENTIVE STOCK AND AWARDS PLAN

KEYON COMMUNICATIONS HOLDINGS, INC.

2010 INCENTIVE STOCK AND AWARDS PLAN

1.        Purpose and Effective Date.

(a)       Purpose. The KeyOn Communications Holdings, Inc. 2010 Incentive Stock and Awards Plan has two complementary purposes: (i) to attract and retain outstanding individuals to serve as officers, directors, employees and consultants and (ii) to increase stockholder value. The Plan will provide participants incentives to increase stockholder value by offering the opportunity to acquire shares of the Company’s common stock, receive monetary payments based on the value of such common stock, or receive other incentive compensation, on the potentially favorable terms that this Plan provides.

(b)       Effective Date. This Plan will become effective, and Awards may be granted under this Plan, on and after the Effective Date.

2.        Definitions. Capitalized terms used in this Plan have the following meanings:

(a)       “409A Subsidiary” shall mean any entity that is controlled by the Company within the meaning of Treasury Regulation Section 1.414(c)-2(b)(2)(i), except that the phrase “at least 50 percent” shall be used in place of “at least 80 percent”, and further provided that the phrase “at least 20 percent” may be used in place of “at least 80 percent” with respect to grants of Options or SARs made to eligible individuals based on legitimate business criteria of the Company within the meaning of Code Section 409A.

(b)       “Affiliate” shall mean any entity of which at least twenty percent (20%) of the equity interest is held, directly or indirectly, by the Company.

(c)       “Award” means a grant of Options, Stock Appreciation Rights, Performance Shares, Performance Units, Restricted Stock, Restricted Stock Units, an Annual Incentive Award or a Long-Term Incentive Award.

(d)       “Award Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

(e)       “Board” means the Board of Directors of the Company.

(f)        “Cause” means, (i) if a Participant is subject to an employment, retention or similar agreement with the Company or an Affiliate that includes a definition of “Cause”, such definition, and (ii) for all other Participants, except as otherwise determined by the Committee and set forth in an Award Agreement, (A) conviction of a felony or a plea of no contest to a felony, (B) willful misconduct that is materially and demonstrably detrimental to the Company or an Affiliate, or (C) willful refusal to perform requested duties consistent with a Participant’s office, position or status with the Company or an Affiliate (other than as a result of physical or mental disability), except that, with respect to clauses (B) and (C), Cause shall be determined by a majority of the Committee.

(g)	“Change of Control” means the occurrence of any one of the following events:

(i)        A change in the ownership of the Company, which shall occur on the date that any one Person, or more than one Person Acting as a Group (as defined below), other than Excluded Person(s) (as defined below), acquires ownership of the stock of the Company that, together with the stock then held by such Person or group, constitutes more than fifty percent (50%) of the total Fair Market Value of the stock of the Company. However, if any one Person or more than one Person Acting as a Group is considered to own more than fifty percent (50%) of the total Fair Market Value of the stock of the Company, the acquisition of additional stock by the same Person or Persons is not considered to cause a Change of Control.

(ii)       A change in the effective control of the Company, which shall occur on the date that: Any one Person, or more than one Person Acting as a Group, other than Excluded Person(s), acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person or Persons) ownership of stock of the Company possessing fifty percent (50%) or more of the total voting power of the stock of the Company. However, if any one Person or more than one Person Acting as a Group is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company, the acquisition of additional voting stock by the same Person or Persons is not considered to cause a Change of Control; or

(iii)      A change in the ownership of a substantial portion of the Company’s assets, which shall occur on the date that any one Person, or more than one Person Acting as a Group, other than Excluded Person(s), acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total Gross Fair Market Value (as defined below) equal to more than fifty percent (50%) of the total Gross Fair Market Value of all the assets of the Company immediately prior to such acquisition or acquisitions, other than an Excluded Transaction (as defined below).

For purposes of this subsection (g):

“Gross Fair Market Value” means the value of the assets of the Company, or the value of the assets being disposed of, as applicable, determined without regard to any liabilities associated with such assets.

Persons will not be considered to be “Acting as a Group” solely because they purchase or own stock of the Company at the same time, or as a result of the same public or private offering, or solely because they purchase assets of the Company at the same time, or as a result of the same public or private offering, as the case may be. However, Persons will be considered to be “Acting as a Group” if they are owners of an entity that enters into a merger, consolidation, purchase or acquisition of assets, or similar business transaction with the Company.

The term “Excluded Transaction” means any transaction in which assets are transferred to: (A) a stockholder of the Company (determined immediately

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before the asset transfer) in exchange for or with respect to its stock; (B) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company (determined after the asset transfer); (C) a Person, or more than one Person Acting as a Group, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company (determined after the asset transfer); or (D) an entity at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in clause (C) (determined after the asset transfer).

The term “Excluded Person(s)” means (A) the Company or any of its Affiliates, (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (C) an underwriter temporarily holding securities pursuant to an offering of such securities, or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock in the Company.

The term “Change of Control” as defined above shall be amended and construed in accordance with any subsequent guidance, rules or regulations promulgated by the Internal Revenue Service in construing the rules and regulations applicable to Code Section 409A.

(h)       “Code” means the Internal Revenue Code of 1986, as amended. Any reference to a specific provision of the Code includes any successor provision and the regulations promulgated under such provision.

(i)        “Committee” means the Compensation Committee of the Board (or a successor committee with the same or similar authority) or the full Board until such time as such authority has been delegated to the Committee by the Board.

(j)        “Company” means KeyOn Communications Holdings, Inc., a Delaware corporation, or any successor thereto.

(k)       “Covered Person” means a Section 16 Participant or a “covered employee” within the meaning of Code Section 162(m)(3).

(l)        “Director” means a member of the Board, and “Non-Employee Director” means a Director who is not also an employee of the Company or its Subsidiaries.

(m)      “Disability” means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of at least twelve (12) months, as determined by the Committee. The Committee may request such evidence of disability as it reasonably determines. Notwithstanding the foregoing, in the event an Award issued under the Plan is subject to Code Section 409A, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Code Section 409A, the definition of “Disability” for purposes of such Award shall be the definition of “disability” provided for under Code Section 409A and the regulations or other guidance issued thereunder.

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(n)       “Effective Date” means July 15, 2010, subject to stockholder approval.

(o)       “Exchange Act” means the Securities Exchange Act of 1934, as amended. Any reference to a specific provision of the Exchange Act includes any successor provision and the regulations and rules promulgated under such provision.

(p)        “Fair Market Value” means, per Share on a particular date, the last sales price on such date on the national securities exchange on which the Stock is then traded, as reported in The Wall Street Journal, or if no sales of Stock occur on the date in question, on the last preceding date on which there was a sale on such market. If the Shares are not listed on a national securities exchange, but are traded in an over-the-counter market, the last sales price (or, if there is no last sales price reported, the average of the closing bid and asked prices) for the Shares on the particular date, or on the last preceding date on which there was a sale of Shares on that market, will be used. If the Shares are neither listed on a national securities exchange nor traded in an over-the-counter market, the price determined by the Committee, in its discretion, will be used. The determination of Fair Market Value shall, where applicable, be in compliance with Code Section 409A or Code Section 422.

(q)       “Incentive Award” means the right to receive a cash payment to the extent Performance Goals are achieved, and shall include “Annual Incentive Awards” as described in Section 10 and “Long-Term Incentive Awards” as described in Section 11.

(r)        “Option” means the right to purchase Shares at a stated price for a specified period of time.

(s)       “Participant” means an individual selected by the Committee to receive an Award.

(t)        “Performance Goals” means any goals the Committee establishes that relate to one or more of the following with respect to the Company or any one or more of its Subsidiaries, Affiliates or other business units: net sales; cost of sales; gross income; operating income; earnings before taxes; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; income from continuing operations; net income; basic earnings per share; diluted earnings per share; price per share; cash flow; net cash provided by operating activities; net cash provided by operating activities less net cash used in investing activities; ratio of debt to debt plus equity; return on stockholder equity; return on invested capital; return on average total capital employed; return on net assets employed before interest and taxes; operating working capital; average accounts receivable (calculated by taking the average of accounts receivable at the end of each month); average inventories (calculated by taking the average of inventories at the end of each month); economic value added; and customer satisfaction. As to each Performance Goal, the relevant measurement of performance shall be computed in accordance with generally accepted accounting principles, if applicable, but, unless otherwise determined by the Committee, will exclude the effects of (i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, or (iv) the effect of a merger or acquisition, that in each case the Company identifies in its audited financial statements, including footnotes, or the Management’s Discussion and Analysis section of the Company’s annual report. In the case of Awards that the Committee determines will not be considered “performance-based

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compensation” under Code Section 162(m), the Committee may establish other Performance Goals not listed in this Plan.

(u)       “Performance Shares” means the right to receive Shares to the extent Performance Goals are achieved.

(v)       “Performance Unit” means the right to receive a payment valued in relation to a unit that has a designated dollar value or the value of which is equal to the Fair Market Value of one or more Shares, to the extent Performance Goals are achieved.

(w)      “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided that for purposes of Section 2(f), the meaning ascribed in Code Section 409A shall apply.

(x)       “Plan” means this KeyOn Communications Holdings, Inc. 2010 Incentive Stock and Awards Plan, as it may be amended from time to time.

(y)       “Restricted Stock” means a Share that is subject to a risk of forfeiture and restrictions on transfer.

(z)       “Restricted Stock Unit” means the right to receive a payment valued in relation to a unit the value of which is equal to the Fair Market Value of one Share.

(aa)      “Retirement” means, with respect to employee Participants, termination of employment from the Company and its Affiliates (for other than Cause) on or after attainment of age fifty-five (55) and completion of ten (10) years of continuous service with the Company and its Affiliates, and with respect to Director Participants, means the Director’s resignation or failure to be re-elected following completion of the Director’s term.

(bb)     “Rule 16b-3” means Rule 16b-3 as promulgated by the United States Securities and Exchange Commission under the Exchange Act.

(cc)      “Section 16 Participants” means Participants who are subject to the provisions of Section 16 of the Exchange Act.

(dd)      “Share” means a share of Stock.

(ee)      “Stock” means the Common Stock of the Company, par value of $0.001 per share.

(ff)      “Stock Appreciation Right” or “SAR” means the right to receive a payment equal to the appreciation of the Fair Market Value of a Share during a specified period of time.

(gg)     “Subsidiary” means any corporation, limited liability company or other limited liability entity in an unbroken chain of entities beginning with the Company if each of the entities (other than the last entity in the chain) owns the stock or equity interest possessing more than fifty percent (50%) of the total combined voting power of all classes of stock or other equity interests in one of the other entities in the chain.

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3.        Administration.

(a)       Committee Administration. The Committee shall administer the Plan. In addition to the authority specifically granted to the Committee in this Plan, the Committee has full discretionary authority to administer this Plan, including but not limited to the authority to: (i) interpret the provisions of this Plan, (ii) prescribe, amend and rescind rules and regulations relating to this Plan, (iii) correct any defect, supply any omission, or reconcile any inconsistency in any Award or agreement covering an Award in the manner and to the extent it deems desirable to carry this Plan or such Award into effect and (iv) make all other determinations necessary or advisable for the administration of this Plan. All Committee determinations are final and binding.

(b)       Delegation to Other Committees or Officers. To the extent applicable law permits, (i) the Board may delegate to another committee of the Board any or all of the authority and responsibility of the Committee, or (ii) the Board or Committee may, by resolution, delegate to one or more officers of the Company, the authority to: (A) designate one or more employees as eligible persons to whom Awards will be granted under the Plan, and (B) determine the number of Shares that will be subject to such Awards; provided, however, that the resolution granting such authority shall (x) specify the total number of Shares that may be made subject to the Awards, (y) set forth the price or prices (or a formula by which such price or prices may be determined) to be paid for the purchase of the Shares subject to such Awards, and (z) not authorize an officer to designate himself as a recipient of any Award. No such delegation is permitted with respect to Awards made to Section 16 Participants at the time any such delegated authority or responsibility is exercised. The Board also may delegate to another committee of the Board consisting entirely of Non-Employee Directors any or all of the authority and responsibility of the Committee with respect to individuals who are Section 16 Participants. If the Board or the Committee has made such a delegation, then all references to the Committee in this Plan include such other committee or one or more officers to the extent of such delegation.

(c)       Indemnification. The Company will indemnify and hold harmless each member of the Committee, and each officer or member of any other committee to whom a delegation under Section 3(b) has been made, as to any act done, or determination made, with respect to this Plan or any Award to the maximum extent that the law and the Company’s bylaws permit.

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4.         Eligibility. The Committee may designate any of the following as a Participant from time to time: officers or other employees of the Company or its Affiliates, individuals whom the Company or an Affiliate has engaged to become an officer or employee, consultants who provide services to the Company or its Affiliates, or Directors, including Non-Employee Directors. The Committee’s designation of a Participant in any year will not require the Committee to designate such person to receive an Award in any other year.

5.         Types of Awards. Subject to the terms of this Plan, the Committee may grant any type of Award to any Participant it selects, but only employees of the Company or a Subsidiary may receive grants of incentive stock options within the meaning of Code Section 422, provided that at the time of such grant of incentive stock options, the Company or Subsidiary, as applicable, is a corporation. Awards may be granted alone or in addition to, in tandem with, or in substitution for any other Award (or any other award granted under another plan of the Company or any Affiliate).

6.        Shares Reserved under this Plan.

(a)       Plan Reserve. Subject to adjustment as provided in Section 15, an aggregate of 5,000,000 Shares are reserved for issuance under this Plan, 100% of which can be awarded as incentive stock options. The number of Shares reserved for issuance under this Plan shall be reduced only by the number of Shares delivered in payment or settlement of Awards.

(b)       Replenishment of Shares Under this Plan. If an Award lapses, expires, terminates or is cancelled without the issuance of Shares under the Award, or if Shares are forfeited under an Award, or if Shares are issued under any Award and the Company subsequently reacquires them pursuant to rights reserved upon the issuance of the Shares, or if previously owned Shares are delivered to the Company in payment of the exercise price of an Award, then such Shares may again be used for new Awards under this Plan under Section 6(a), but such Shares may not be issued pursuant to incentive stock options.

(c)       Participant Limitations. Subject to adjustment as provided in Section 15, no Covered Person may be granted Awards that could result in such Participant:

(i)        receiving Options for, and/or Stock Appreciation Rights with respect to, more than 1,000,000 Shares during any fiscal year of the Company;

(ii)       receiving Awards of Restricted Stock and/or Restricted Stock Units relating to more than 750,000 Shares during any fiscal year of the Company;

(iii)      receiving Awards of Performance Shares, and/or Awards of Performance Units the value of which is based on the Fair Market Value of Shares, for more than 750,000 Shares during any fiscal year of the Company;

(iv)      receiving Awards of Performance Units the value of which is not based on the Fair Market Value of Shares, for more than $3,000,000 during any fiscal year of the Company;

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(v)       receiving an Annual Incentive Award in any single fiscal year of the Company of more than $4,000,000; or

(vi)      receiving a Long-Term Incentive Award in any single fiscal year of the Company of more than $4,000,000.

In all cases, determinations under this Section 6(c) should be made in a manner that is consistent with the exemption for performance-based compensation that Code Section 162(m) provides.

7.         Options. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each Option, including but not limited to: (i) whether the Option is an “incentive stock option” which meets the requirements of Code Section 422, or a “nonqualified stock option” which does not meet the requirements of Code Section 422; (ii) the number of Shares subject to the Option; (iii) the exercise price, which may not be less than the Fair Market Value of the Shares subject to the Option as determined on the date of grant; (iv) the terms and conditions of exercise; and (v) the term, except that an Option must terminate no later than ten (10) years after the date of grant. In all other respects, the terms of any incentive stock option should comply with the provisions of Code Section 422 except to the extent the Committee determines otherwise. Non-qualified stock options granted to individuals who are not employees or Non-Employee Directors of, or service providers to, the Company or any 409A Subsidiary shall be subject to Code Section 409A.

8.         Stock Appreciation Rights. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each SAR, including but not limited to: (a) whether the SAR is granted independently of an Option or relates to an Option; (b) the number of Shares to which the SAR relates; (c) the grant price, provided that the grant price shall not be less than the Fair Market Value of the Shares subject to the SAR as determined on the date of grant; (d) the terms and conditions of exercise or maturity; (e) the term, provided that an SAR must terminate no later than ten (10) years after the date of grant; and (f) whether the SAR will be settled in cash, Shares or a combination thereof. SARs granted to individuals who are not employees or Non-Employee Directors of, or service providers to, the Company or any 409A Subsidiary shall be subject to Code Section 409A. If an SAR is granted in relation to an Option, then unless otherwise determined by the Committee, the SAR shall be exercisable or shall mature at the same time or times, on the same conditions and to the extent and in the proportion, that the related Option is exercisable and may be exercised or mature for all or part of the Shares subject to the related Option. Upon exercise of any number of SAR, the number of Shares subject to the related Option shall be reduced accordingly and such Option may not be exercised with respect to that number of Shares. The exercise of any number of Options that relate to an SAR shall likewise result in an equivalent reduction in the number of Shares covered by the related SAR.

9.         Performance and Stock Awards. Subject to the terms of this Plan, the Committee will determine all terms and conditions of each award of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units, including but not limited to: (a) the number of Shares and/or units to which such Award relates; (b) whether, as a condition for the Participant to realize all or a portion of the benefit provided under the Award, one or more Performance Goals must be achieved during such period as the Committee specifies; (c) whether

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the restrictions imposed on Restricted Stock or Restricted Stock Units are accelerated, and all or a portion of the Performance Goals subject to an Award are deemed achieved, upon a Participant’s death, Disability or Retirement; (d) with respect to Performance Units, whether to measure the value of each unit in relation to a designated dollar value or the Fair Market Value of one or more Shares; and (e) with respect to Restricted Stock Units and Performance Units, whether to settle such Awards in cash, in Shares, or a combination thereof.

10.       Annual Incentive Awards. Subject to the terms of this Plan, the Committee will determine all terms and conditions of an Annual Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, and the timing of payment, subject to the following: (a) the Committee must require that payment of all or any portion of the amount subject to the Annual Incentive Award is contingent on the achievement or partial achievement of one or more Performance Goals during the period the Committee specifies, although the Committee may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, Disability or Retirement, or such other circumstances as the Committee may specify; and (b) the performance period must relate to a period of one fiscal year of the Company except that, if the Award is made in the year this Plan becomes effective, at the time of commencement of employment with the Company or on the occasion of a promotion, then the Award may relate to a period shorter than one fiscal year.

11.       Long-Term Incentive Awards. Subject to the terms of this Plan, the Committee will determine all terms and conditions of a Long-Term Incentive Award, including but not limited to the Performance Goals, performance period, the potential amount payable, and the timing of payment, subject to the following: (a) the Committee must require that payment of all or any portion of the amount subject to the Long-Term Incentive Award is contingent on the achievement or partial achievement of one or more Performance Goals during the period the Committee specifies, although the Committee may specify that all or a portion of the Performance Goals subject to an Award are deemed achieved upon a Participant’s death, Disability or Retirement, or such other circumstances as the Committee may specify; and (b) the performance period must relate to a period of more than one fiscal year of the Company.

12.       Transferability. Awards are not transferable other than by will or the laws of descent and distribution, except as otherwise expressly provided by this Section 12.

The Committee may, in its discretion, authorize all or a portion of a nonqualified stock option or SAR to be granted to a Participant on terms which permit transfer by such Participant to (i) the spouse (or former spouse), children or grandchildren of the Participant (“Immediate Family Members”), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by Immediate Family Members, (iv) an entity exempt from federal income tax pursuant to Code Section 501(c)(3) or any successor provision, or (v) a split interest trust or pooled income fund described in Code Section 2522(c)(2) or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such nonqualified stock option or SAR is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent

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with this Section 12, and (z) subsequent transfers of transferred nonqualified stock options or SARs shall be prohibited except those by will or the laws of descent and distribution.

Following any transfer, any such nonqualified stock option and SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term “Participant” shall be deemed to include the transferee. The events of termination of employment or service, to the extent contained therein, shall continue to be applied with respect to the original Participant, following which the nonqualified stock options and SARs shall be exercisable or convertible by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of a nonqualified stock option or SAR of any expiration, termination, lapse or acceleration of such nonqualified stock option or SAR. The Company shall have no obligation to register with any federal or state securities commission or agency any Shares issuable or issued under a nonqualified stock option or SAR that has been transferred by a Participant.

13.       Termination and Amendment of Plan; Amendment, Modification or Cancellation of Awards.

(a)       Term of Plan. Unless the Board earlier terminates this Plan pursuant to Section 13(b), this Plan will terminate when all Shares reserved for issuance have been issued. If the term of this Plan extends beyond ten (10) years from the Effective Date, no incentive stock options may be granted after such time unless the stockholders of the Company have approved an extension of this Plan for incentive stock option purposes.

(b)       Termination and Amendment. The Board or the Committee may amend, alter, suspend, discontinue or terminate this Plan at any time, subject to the following limitations:

(i)        the Board must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) action of the Board, (B) applicable corporate law or (C) any other applicable law;

(ii)       stockholders must approve any amendment of this Plan to the extent the Company determines such approval is required by: (A) Section 16 of the Exchange Act, (B) the Code, (C) the listing requirements of any principal securities exchange or market on which the Shares are then traded or (D) any other applicable law; and

(iii)      stockholders must approve any of the following Plan amendments: (A) an amendment to materially increase any number of Shares specified in Section 6(a) or 6(c) (except as permitted by Section 15); or (B) an amendment that would diminish the protections afforded by Section 13(e).

(c)       Amendment, Modification or Cancellation of Awards. Except as provided in Section 13(e) and subject to the requirements of this Plan, the Committee may modify, amend or cancel any Award, or waive any restrictions or conditions applicable to any Award or the exercise of the Award, provided that any modification or amendment that materially diminishes the rights of the Participant, or the cancellation of the Award, shall be effective only if agreed to by the Participant or any other person(s) as may then have an interest in the Award, but the

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Committee need not obtain Participant (or other interested party) consent for the adjustment or cancellation of an Award pursuant to the provisions of Section 15 or the modification of an Award to the extent deemed necessary to comply with any applicable law, the listing requirements of any principal securities exchange or market on which the Shares are then traded, or to preserve favorable accounting treatment of any Award for the Company. Notwithstanding the foregoing, unless determined otherwise by the Committee, any such amendment shall be made in a manner that will enable an Award intended to be exempt from Code Section 409A to continue to be so exempt, or to enable an Award intended to comply with Code Section 409A to continue to so comply.

(d)       Survival of Authority and Awards. Notwithstanding the foregoing, the authority of the Board and the Committee under this Section 13 and to otherwise administer the Plan will extend beyond the date of this Plan’s termination. In addition, termination of this Plan will not affect the rights of Participants with respect to Awards previously granted to them, and all unexpired Awards will continue in force and effect after termination of this Plan except as they may lapse or be terminated by their own terms and conditions.

(e)       Repricing Prohibited. Notwithstanding anything in this Plan to the contrary, and except for adjustments provided in Section 15 and in accordance with Section 1.409A-1(b)(5)(v)(B) of the Treasury Regulations, neither the Committee nor any other person may decrease the exercise price for any outstanding Option or the grant price of an outstanding SAR after the date of grant or allow a Participant to surrender an outstanding Option or SAR to the Company as consideration for the grant of a new Option with a lower exercise price or a new SAR with a lower grant price.

(f)        Foreign Participation. To assure the viability of Awards granted to Participants employed in foreign countries, the Committee may provide for such special terms as it may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Moreover, the Committee may approve such supplements to, or amendments, restatements or alternative versions of, this Plan as it determines is necessary or appropriate for such purposes. Any such amendment, restatement or alternative versions that the Committee approves for purposes of using this Plan in a foreign country will not affect the terms of this Plan for any other country. In addition, all such supplements, amendments, restatements or alternative versions must comply with the provisions of Section 13(b)(ii).

(g)       Code Section 409A. The provisions of Code Section 409A are incorporated herein by reference to the extent necessary for any Award that is subject to Code Section 409A to comply therewith.

14.       Taxes.

(a)       Withholding. The Company is entitled to withhold the amount of any tax attributable to any amount payable or Shares deliverable under this Plan after giving the person entitled to receive such amount or Shares notice as far in advance as practicable, and the Company may defer making payment or delivery if any such tax may be pending unless and until indemnified to its satisfaction. If Shares are deliverable upon exercise or payment of an Award, the Committee may permit or require a Participant to satisfy all or a portion of the federal, state

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and local withholding tax obligations arising in connection with such Award by electing to (a) have the Company withhold Shares otherwise issuable under the Award, (b) tender back Shares received in connection with such Award or (c) deliver other previously owned Shares, in each case having a Fair Market Value equal to the amount to be withheld. However, the amount to be withheld may not exceed the total minimum federal, state and local tax withholding obligations associated with the transaction to the extent needed for the Company to avoid an accounting charge. If an election is provided, the election must be made on or before the date as of which the amount of tax to be withheld is determined and otherwise as the Committee requires.

(b)       No Guarantee of Tax Treatment. Notwithstanding any provisions of the Plan, the Company does not guarantee to any Participant or any other Person with an interest in an Award that any Award intended to be exempt from Code Section 409A shall be so exempt, nor that any Award intended to comply with Code Section 409A shall so comply, nor will the Company or any Affiliate indemnify, defend or hold harmless any individual with respect to the tax consequences of any such failure.

15.       Adjustment Provisions; Change of Control.

(a)       Adjustment of Shares. In the event of any dividend or other distribution (in the form Shares, other securities, or other property) or large non-recurring cash dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the fair value of an Award, then, subject to Participants’ rights under Section 15(c), the Committee shall, adjust any or all of the following so that the fair value of the Award immediately after the transaction or event is equal to the fair value of the Award immediately prior to the transaction or event: (i) the number and type of Shares subject to this Plan (including the number and type of Shares described in Sections 6(a) and 6(c)) and which may after the event be made the subject of Awards under this Plan, (ii) the number and type of Shares subject to outstanding Awards, (iii) the number and type of Shares (or other securities or property) specified as the annual per-participant limitation under Section 6(c) of the Plan; (iv) the grant, purchase, or exercise price with respect to any Award, and (v) to the extent such discretion does not cause an Award that is intended to qualify as performance-based compensation under Code Section 162(m) to lose its status as such, the Performance Goals of an Award. In each case, no adjustment may be authorized with respect to non-qualified stock options and stock appreciations rights intended to be exempt from Code Section 409A except in accordance with Section 1.409A-1(b)(5)(v)(B) of the Treasury Regulations and, with respect to Awards of incentive stock options, no such adjustment may be authorized to the extent that such authority would cause this Plan to violate Code Section 422(b). Unless the Committee determines otherwise, any such adjustment to an Award that is exempt from Code Section 409A shall be made in manner that permits the Award to continue to be so exempt, and any adjustment to an Award that is subject to Code Section 409A shall be made in a manner that complies with the provisions thereof. Further, the number of Shares subject to any Award payable or denominated in Shares must always be a whole number.

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Upon the occurrence of any such adjustment, the Company shall provide notice to each affected Participant of its computation of such adjustment which shall be conclusive and shall be binding upon each such Participant.

(b)       Issuance or Assumption. Notwithstanding any other provision of this Plan, and without affecting the number of Shares otherwise reserved or available under this Plan, in connection with any merger, consolidation, acquisition of property or stock, or reorganization, the Committee may authorize the issuance or assumption of awards under this Plan upon such terms and conditions as it may deem appropriate.

(c)       Change of Control. If the Participant has in effect an employment, retention, change of control, severance or similar agreement with the Company or any Affiliate that discusses the effect of a Change of Control on the Participant’s Awards, then such agreement shall control. In all other cases, unless provided otherwise in an Award Agreement, in the event of a Change of Control:

(i)        The successor or purchaser in the Change of Control transaction may assume an Award or provide a substitute award with similar terms and conditions, and preserving the same benefits, as the Award it is replacing. In such event, if the Participant is terminated from employment or service on or within one year following the date of the Change of Control for any reason other than Cause, then:

(A)      each Option or SAR shall become immediately and fully vested as of the date of such termination;

(B)      Restricted Stock and Restricted Stock Units that are not then vested shall vest upon the date of such termination;

(C)      Performance Shares and/or Performance Units for which the performance period has not expired shall be deemed earned for a cash payment equal to the product of the value of the Performance Share and/or Performance Unit and a fraction, the numerator of which is the number of whole months that have elapsed from the beginning of the performance period to which the Award is subject to the date of such termination and the denominator of which is the number of whole months in the performance period;

(D)      each holder of a Performance Share and/or Performance Unit that has been earned but not yet paid shall receive an amount of cash equal to the value of the Performance Share and/or Performance Unit; and

(E)       all Annual and Long-Term Incentive Awards that are earned but not yet paid shall be paid, and all Annual and Long-Term Incentive Awards that are not yet earned shall be deemed to have been earned pro rata, as if the Performance Goals are attained as of the effective date of such termination, by taking the product of (A) the Participant’s maximum award opportunity for the period to which the Award is subject, and (B) a fraction, the numerator of which is the number of whole months that have elapsed from the beginning of the performance period to which the Award is subject to the date of such termination

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and the denominator of which is the number of whole months in the performance period.

(ii)       If the successor or purchaser in the Change of Control transaction does not assume the Awards or issue replacement awards as provided in subsection (i), then the Board may accelerate the vesting of all or any portion of an Award effective on the Change of Control, and/or may provide that all Awards that have not been exercised, paid, vested, earned or otherwise realized, as the case may be, as of the date of the Change of Control shall be cancelled without payment thereof.

The Committee shall determine the per share Change of Control price paid or deemed paid in the Change of Control transaction. Except as otherwise expressly provided in any agreement between a Participant and the Company or an Affiliate, if the receipt of any payment by a Participant under the circumstances described above would result in the payment by the Participant of any excise tax provided for in Section 280G and Section 4999 of the Code, then the amount of such payment shall be reduced to the extent required to prevent the imposition of such excise tax.

16.       Miscellaneous.

(a)       Other Terms and Conditions. The grant of any Award may also be subject to other provisions (whether or not applicable to the Award granted to any other Participant) as the Committee determines appropriate, including, without limitation, provisions for:

(i)        the payment of the purchase price of Options by delivery of cash or other Shares or other securities of the Company (including by attestation) having a then Fair Market Value equal to the purchase price of such Shares, or by delivery (including by fax) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the Shares and deliver the sale or margin loan proceeds directly to the Company to pay for the exercise price;

(ii)       provisions giving the Participant the right to receive dividend payments or dividend equivalent payments with respect to the Shares subject to the Award (both before and after the Shares subject to the Award are earned, vested or acquired), which payments may be either made currently or credited to an account for the Participant which provides for the deferral of such amounts until a stated time, and may be settled in cash or Shares, as the Committee determines; provided that any Dividend Equivalents granted in connection with an Option, Stock Appreciation Right or other “stock right” within the meaning of Code Section 409A shall be set forth in a written arrangement that is separate from such Award, and to the extent the payment of such dividend equivalents is considered deferred compensation, such written arrangement shall comply with the provisions of Code Section 409A;

(iii)       restrictions on resale or other disposition of Shares; and

(iv)      compliance with federal or state securities laws and stock exchange requirements.

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(b)       Employment and Service. The issuance of an Award shall not confer upon a Participant any right with respect to continued employment or service with the Company or any Affiliate, or the right to continue as a Director. Unless determined otherwise by the Committee, for purposes of the Plan and all Awards, the following rules shall apply:

(i)        a Participant who transfers employment between the Company and its Affiliates, or between Affiliates, will not be considered to have terminated employment;

(ii)       a Participant who ceases to be a Non-Employee Director because he or she becomes an employee of the Company or an Affiliate shall not be considered to have ceased service as a Director with respect to any Award until such Participant’s termination of employment with the Company and its Affiliates;

(iii)      a Participant who ceases to be employed by the Company or an Affiliate and immediately thereafter becomes a Non-Employee Director, a non-employee director of an Affiliate, or a consultant to the Company or any Affiliate shall not be considered to have terminated employment until such Participant’s service as a director of, or consultant to, the Company and its Affiliates has ceased;

(iv)      a Participant employed by an Affiliate will be considered to have terminated employment when such entity ceases to be an Affiliate.

Notwithstanding the foregoing, for purposes of an Award that is subject to Code Section 409A, if a Participant’s termination of employment or service triggers the payment of compensation under such Award, then the Participant will be deemed to have terminated employment or service upon a “separation from service” within the meaning of Code Section 409A.

(c)       No Fractional Shares. No fractional Shares or other securities may be issued or delivered pursuant to this Plan, and the Committee may determine whether cash, other securities or other property will be paid or transferred in lieu of any fractional Shares or other securities, or whether such fractional Shares or other securities or any rights to fractional Shares or other securities will be canceled, terminated or otherwise eliminated.

(d)       Unfunded Plan. This Plan is unfunded and does not create, and should not be construed to create, a trust or separate fund with respect to this Plan’s benefits. This Plan does not establish any fiduciary relationship between the Company and any Participant or other person. To the extent any person holds any rights by virtue of an Award granted under this Plan, such rights are no greater than the rights of the Company’s general unsecured creditors.

(e)       Requirements of Law and Securities Exchange. The granting of Awards and the issuance of Shares in connection with an Award are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required. Notwithstanding any other provision of this Plan or any award agreement, the Company has no liability to deliver any Shares under this Plan or make any payment unless such delivery or payment would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity, and unless and until the Participant has taken all actions required by the Company in connection therewith. The Company may impose such

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restrictions on any Shares issued under the Plan as the Company determines necessary or desirable to comply with all applicable laws, rules and regulations or the requirements of any national securities exchanges.

(f)        Governing Law. This Plan, and all agreements under this Plan, will be construed in accordance with and governed by the laws of the State of Delaware, without reference to any conflict of law principles. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, or for recognition and enforcement of any judgment in respect of this Plan, any Award or any award agreement, may only be heard in a “bench” trial, and any party to such action or proceeding shall agree to waive its right to a jury trial.

(g)       Limitations on Actions. Any legal action or proceeding with respect to this Plan, any Award or any award agreement, must be brought within one year (365 days) after the day the complaining party first knew or should have known of the events giving rise to the complaint.

(h)       Construction. Whenever any words are used herein in the masculine, they shall be construed as though they were used in the feminine in all cases where they would so apply; and wherever any words are used in the singular or plural, they shall be construed as though they were used in the plural or singular, as the case may be, in all cases where they would so apply. Titles of sections are for general information only, and this Plan is not to be construed with reference to such titles.

(i)        Severability. If any provision of this Plan or any award agreement or any Award (i) is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction, or as to any person or Award, or (ii) would disqualify this Plan, any award agreement or any Award under any law the Committee deems applicable, then such provision should be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of this Plan, award agreement or Award, then such provision should be stricken as to such jurisdiction, person or Award, and the remainder of this Plan, such award agreement and such Award will remain in full force and effect.

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June 16, 2010

Securities and Exchange Commission

Washington, DC 20549

Ladies and Gentlemen:

We were previously principal accountants for KeyOn Communications Holdings, Inc. (the Company) and, under the date of April 9, 2010, we reported on the consolidated financial statements of the Company as of December 31, 2009 and 2008 and for each of the years in the two-year period ended December 31, 2009. On June 11, 2010, we were notified the auditor-client relationship ceased. We have read the Company’s statements included under Item 4.01 of its Form 8-K dated June 16, 2010, and we agree with such statements, except that we are not in a position to agree or disagree with the Company’s statements in the sixth paragraph.

Very truly yours,

/s/ L.L. Bradford & Company, LLC
L.L. Bradford & Company, LLC